EXHIBT 10.1

AMENDMENT NO. 12 TO RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 12 to Receivables Purchase Agreement (this “Amendment”) is entered into as of June 15, 2006, among Comdata Funding Corporation, a Delaware corporation (“Seller”), Comdata Network, Inc., a Maryland corporation (the “Servicer”) (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), each Financial Institution party hereto (the “Financial Institutions”), Jupiter Securitization Corporation (the “Company” and “Jupiter”, and, together with the Financial Institutions, the “Purchasers”), and JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA (Main Office Chicago)), as agent for the Purchasers (the “Agent”).

RECITALS

Each of the parties hereto entered into that certain Receivables Purchase Agreement, dated as of June 24, 2002, as amended by  (i) Amendment No. 1 to Receivables Purchase Agreement dated as of June 20, 2003, (ii) Amendment No. 2 to Receivables Purchase Agreement dated as of June 17, 2004, (iii) Amendment No. 3 to Receivables Purchase Agreement and Amendment No. 1 to Performance Undertaking dated as of August 4, 2004, (iv) Amendment No. 4 to Receivables Purchase Agreement and Amendment No. 2 to Performance Undertaking dated as of September 30, 2004, (v) Amendment No. 5 to Receivables Purchase Agreement and Amendment No. 3 to Performance Undertaking dated as of November 9, 2004, (vi) Amendment No. 6 to Receivables Purchase Agreement and Amendment No. 4 to Performance Undertaking dated as of December 31, 2004, (vii) Amendment No. 7 to Receivables Purchase Agreement and Amendment No. 5 to Performance Undertaking dated as of January 14, 2005, (viii) Amendment No. 8 to Receivables Purchase Agreement and Amendment No. 6 to Performance Undertaking dated as of March 31, 2005, (ix) Amendment No. 9 to Receivables Purchase Agreement and Amendment No. 7 to Performance Undertaking dated as of May 15, 2005, (x) Amendment No. 10 to Receivables Purchase Agreement dated as of June 16, 2005 and (xi) Amendment No. 11 to Receivables Purchase Agreement dated as of November 7, 2005 (as so amended and as further amended, supplemented, restated or otherwise modified and in effect from time to time, the “Purchase Agreement”).

Each Seller Party has requested amendments to certain provisions of the Purchase Agreement, and the Purchasers and the Agent desire to make such amendments, as more fully described herein.

AMENDMENT NO. 12

TO RECEIVABLES PURCHASE AGREEMENT

Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement as particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.

Section 2.  Amendments to the Purchase Agreement. Subject to the terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

(a)   Exhibit I to the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of “Facility Termination Date” in such exhibit to read as follows:

“Facility Termination Date” means the earliest of June 14, 2009, (ii) the Liquidity Termination Date and (iii) the Amortization Date.

(b)   Exhibit I to the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of “Liquidity Termination Date” in such exhibit to read as follows:

“Liquidity Termination Date” means June 14, 2007.

Section 3.  Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

(a)   Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b)   Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

AMENDMENT NO. 12

TO RECEIVABLES PURCHASE AGREEMENT

(c)   No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

Section 4.  Miscellaneous.

(a)   Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or any other Transaction Document, or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy that the Agent or any of the Purchasers may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Purchase Agreement or to the “Receivables Purchase Agreement” or to the “Purchase Agreement” shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b)   Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c)   Costs, Fees and Expenses. Seller agrees to reimburse the Agent and each Purchaser on demand for all costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to the Agent and/or the Purchasers).

(d)   Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e)   Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid

AMENDMENT NO. 12

TO RECEIVABLES PURCHASE AGREEMENT

without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f)   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

(g)   WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(Signature Page Follows)

AMENDMENT NO. 12

TO RECEIVABLES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

COMDATA FUNDING CORPORATION, as Seller

By: /s/ David B. Kuhnau
Name:   David B. Kuhnau
Title:      Vice President

COMDATA NETWORK, INC., as Servicer

By: /s/ Lisa E. Peerman
Name:   Lisa E. Peerman
Title:      Vice President & Deputy Chief Counsel

JUPITER SECURITIZATION CORPORATION

By: /s/ Ronald J. Atkins
Name:   Ronald J. Atkins
Title:      Vice President

JPMORGAN CHASE BANK, N.A. (successor by merger to
Bank One, NA (Main Office Chicago)), as Agent and as sole
Financial Institution

By: /s/ Ronald J. Atkins
Name:   Ronald J. Atkins
Title:      Vice President

AMENDMENT NO. 12

TO RECEIVABLES PURCHASE AGREEMENT